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                                                                EXHIBIT 10.8(b)


                   NONEMPLOYEE DIRECTOR STOCK OPTION AGREEMENT


         AGREEMENT made as of the _______ day of ___________, 20____, between BMC SOFTWARE, INC., a Delaware corporation (the "Company"), and
_______________________________ ("Director").

         To carry out the purposes of the BMC SOFTWARE, INC. 2002 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN (the "Plan"), by affording Director the opportunity to purchase shares of the common stock of the Company, par value $.01 per share ("Stock"), and in consideration of the mutual agreements and other matters set forth herein and in the Plan, the Company and Director hereby agree as follows:

         1. GRANT OF OPTION. The Company hereby irrevocably grants to Director the right and option ("Option") to purchase all or any part of an aggregate of ______ shares of Stock on the terms and conditions set forth herein and in the Plan, which Plan is incorporated herein by reference as a part of this Agreement. In the event of any conflict between the terms of this Agreement and the Plan, the Plan shall control. Capitalized terms used but not defined in this Agreement shall have the meaning attributed to such terms under the Plan, unless the context requires otherwise. This Option shall not be treated as an incentive stock option within the meaning of section 422(b) of the Code.

         2. PURCHASE PRICE. The purchase price of Stock purchased pursuant to the exercise of this Option shall be $______ per share, which has been determined to be not less than the Fair Market Value of the Stock at the date of grant of this Option. For all purposes of this Agreement, Fair Market Value of Stock shall be determined in accordance with the provisions of the Plan.

         3. EXERCISE OF OPTION. Subject to the earlier expiration of this Option as herein provided, this Option may be exercised, by written notice to the Company at its principal executive office addressed to the attention of its Corporate Secretary (or such other officer or employee of the Company as the Company may designate from time to time), at any time and from time to time after the date of grant hereof, but, except as otherwise provided below, this Option shall not be exercisable for more than a percentage of the aggregate number of shares offered by this Option determined by the number of full months from the date of grant hereof to the date of such exercise, in accordance with the following schedule:

                                              PERCENTAGE OF SHARES
          NUMBER OF FULL MONTHS               THAT MAY BE PURCHASED
          ---------------------               ---------------------
         Less than   ___ months                         0%
                     ___ months                       ___%
                     ___ months                       ___%
                     ___ months                       ___%
                     ___ months or more               100%

         Notwithstanding the foregoing, if a Change in Control shall occur prior to the date upon which this Option is exercisable in full as provided in the preceding schedule and if Director has been a member of the Board continuously from the date of grant of this Option to the date of such

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Change in Control, then this Option shall become exercisable in full on the date of such Change in Control. For purposes of the preceding sentence, the term "Change in Control" shall mean any of the following circumstances: (a) the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders; (b) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board; or (c) a merger or consolidation in which securities possessing at least forty percent (40%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company.

         If Director's membership on the Board terminates for any reason other than as described in the next succeeding paragraph, then this Option may be exercised by Director at any time, subject to the expiration of this Option as herein provided, following such termination, but in such case this Option may be exercised only as to the number of shares Director was entitled to purchase hereunder as of the date Director's membership on the Board so terminates.

         If Director dies while a member of the Board, then Director's estate, or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Director, may exercise this Option in full at any time during the period of one year following the date of Director's death.

         If Director dies after Director's membership on the Board has terminated, then Director's estate, or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Director, may exercise this Option at any time during the period of one year following the date of Director's death, but in such case this Option may be exercised only as to the number of shares Director was entitled to purchase hereunder as of the date Director's membership on the Board so terminates.

         This Option shall not be exercisable in any event after the expiration of ten years from the date of grant hereof. The purchase price of shares as to which this Option is exercised shall be paid in full at the time of exercise (a) in cash (including check, bank draft or money order payable to the order of the Company), (b) by delivering or constructively tendering to the Company shares of Stock having a Fair Market Value equal to the purchase price (provided such shares used for this purpose must have been held by Director for such minimum period of time as may be established from time to time by the Committee), (c) if the Stock is readily tradable on a national securities market, through a "cashless exercise" in accordance with a Company established policy or program for the same, or (d) any combination of the foregoing. No fraction of a share of Stock shall be issued by the Company upon exercise of an Option or accepted by the Company in payment of the exercise price thereof; rather, Director shall provide a cash payment for such amount as is necessary to effect the issuance and acceptance of only whole


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shares of Stock. Unless and until a certificate or certificates representing such shares shall have been issued by the Company to Director, Director (or the person permitted to exercise this Option in the event of Director's death) shall not be or have any of the rights or privileges of a shareholder of the Company with respect to shares acquirable upon an exercise of this Option.

         4. WITHHOLDING OF TAX. To the extent that the exercise of this Option or the disposition of shares of Stock acquired by exercise of this Option results in compensation income or wages to Director for federal, state or local tax purposes, Director shall deliver to the Company at the time of such exercise or disposition such amount of money or shares of Stock as the Company may require to meet its minimum obligation under applicable tax laws or regulations. No exercise of this Option shall be effective until Director (or the person entitled to exercise this Option, as applicable) has made arrangements approved by the Company to satisfy all applicable minimum tax withholding requirements of the Company.

         5. STATUS OF STOCK. The Company intends to register for issuance under the Securities Act of 1933, as amended (the "Act") the shares of Stock acquirable upon exercise of this Option, and to keep such registration effective throughout the period this Option is exercisable. In the absence of such effective registration or an available exemption from registration under the Act, issuance of shares of Stock acquirable upon exercise of this Option will be delayed until registration of such shares is effective or an exemption from registration under the Act is available. The Company intends to use its reasonable efforts to ensure that no such delay will occur. In the event exemption from registration under the Act is available upon an exercise of this Option, Director (or the person permitted to exercise this Option in the event of Director's death or incapacity), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.

         Director agrees that that the shares of Stock which Director may acquire by exercising this Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable federal or state securities laws. Director also agrees that (i) the certificates representing the shares of Stock purchased under this Option may bear such legend or legends as the Committee deems appropriate in order to assure compliance with applicable securities laws, (ii) the Company may refuse to register the transfer of the shares of Stock purchased under this Option on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities law, and
(iii) the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the shares of Stock purchased under this Option.


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         6. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Director.

         7. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with regard to the subject matter hereof, and contains all the covenants, promises, representations, warranties and agreements between the parties with respect to the Option granted hereby. Without limiting the scope of the preceding sentence, all prior understandings and agreements, if any, among the parties hereto relating to the subject matter hereof are hereby null and void and of no further force and effect. Any modification of this Agreement shall be effective only if it is in writing and signed by both Director and an authorized officer of the Company.

         8. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Director has executed this Agreement, all as of the day and year first above written.

                                      BMC SOFTWARE, INC.


                                      By:
                                         --------------------------------------



                                         --------------------------------------
                                                                       DIRECTOR


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